Supplement Dated June 8, 2017 to the

Annual Product Information Notice Dated May 1, 2017

Supplement Dated June 8, 2017 to your Annual Product Information Notice

Deutsche Equity 500 Index VIP, Class A and

The Deutsche Equity 500 Index VIP, Class B prospectus is deleted in its entirety and replaced with the correct Deutsche Equity 500 Index VIP, Class A prospectus.

Deutsche Small Cap Index VIP, Class A.

The Deutsche Small Cap Index VIP, Class B prospectus is deleted in its entirety and replaced with the correct Deutsche Small Cap Index VIP, Class A prospectus.

This supplement should be retained with the Annual Product Information Notice for future reference.